[LAKOTA TECHNOLOGIES LETTERHEAD]

                                January 24, 2000



Allan  G.  Cooper

     Re:     Consulting  Agreement

Dear  Mr.  Cooper:

     Please allow this letter to outline the terms of our consulting agreement between Lakota Technologies, Inc. (the "Company") and Allan G. Cooper (the "Consultant"). Consultant has been retained beginning on the date hereof and continuing until March 31, 2000, to provide services to the Company in the areas of bookkeeping, design and implementation of internal policies and procedures for ongoing bookkeeping tasks, and preparation and review of quarterly and annual reports.

     As consideration for these services, Consultant shall receive an aggregate of 100,000 shares of Company common stock, to be registered on Form S-8 as soon as reasonably practicable.


Lakota  Technologies,  Inc.

/s/ Cody Morgan                          /s/ Allan G. Cooper
______________________________          ______________________________
By:     Cody  Morgan                         Allan  G.  Cooper
Its:     Secretary  and  Director